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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 18, 1997

               Prudential Securities Secured Financing Corporation
             (Exact name of registrant as specified in its charter)

          Delaware                   333-27355                   13-3526694
(State or Other Jurisdiction        (Commission               (I.R.S. Employer
      of Incorporation)             File Number)             Identification No.)

   One New York Plaza
   New York, New York                                               10292
 (Address of Principal                                           (Zip Code)
   Executive Offices)

        Registrant's telephone number, including area code (212) 778-1000

                                    No Change
          (Former name or former address, if changed since last report)

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Item 2.  Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Loans

Prudential Securities Secured Financing Corporation registered issuances of up to $1,500,000,000 principal amount of Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statements on Form S-3 (Registration File No. 333-27355) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, Irwin Home Equity Corporation Trust 1997-1 (the "Trust") issued approximately $100,000,000 in aggregate principal amount of its Mortgage Pass-Through Certificates, Series 1997-1 (the "Certificates"), on June 18, 1997. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Certificates, the forms of which were filed as Exhibits to the Registration Statement.

The Certificates were issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") attached hereto as Exhibit 4.1, dated as of June 1, 1997, between Prudential Securities Secured Financing Corporation, Irwin Home Equity Corporation, in its capacity as servicer (the "Servicer"), and The Chase Manhattan Bank, in its capacity as trustee (the "Trustee"). The Certificates consist of three classes of senior Certificates, the Class A-1 Certificates (the "Class A-1 Certificates"), the Class A-2 Certificates (the "Class A-2 Certificates") and the Class A-3 Certificates (the "Class A-3
Certificates", and together with the Class A-1 Certificates and the Class A-2 Certificates, the "Class A Certificates") and one class of subordinated Certificates (the "Class R Certificates"). Only the Class A Certificates are being offered hereby. The Certificates initially evidence, in the aggregate, 100% of the undivided beneficial ownership interests in the Trust.

The assets of the Trust will be primarily (i) a pool of home equity floating rate revolving credit line loans (the "HELOCs") and (ii) a pool of closed end fexed rate home equity loans (the "HELs", and together with the HELOCs, the
"Mortgage Loans") secured in either case by mortgages on residential one-to-four-family properties (the "Mortgaged Properties").

Interest distributions on the Class A Certificates are based on the applicable Certificate Principal Balance and the then applicable Pass-Through Rate. The Pass-Through Rate is adjustable for the Class A-1 Certificates, 6.77% for the Class A-2 Certificates and 7.255% for the Class A-3 Certificates.

The Class A-1 Certificates have an aggregate principal amount of $55,000,000, the Class A-2 Certificates have an aggregate


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principal  amount  of  $32,000,000,  and  the  Class  A-3  Certificates  have an aggregate principal amount of $13,000,000.

     As of the Closing Date, the Mortgage Loans possessed the characteristics described in the Prospectus dated June 10, 1997 and the Prospectus Supplement dated June 6, 1997 filed pursuant to Rule 424(b)(2) of the Act on June 17, 1997.

     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Not applicable

(b)  Not applicable

(c)  Exhibits:

     1.1  Underwriting  Agreement,   dated  June  6,  1997,  between  Prudential
Securities Secured Financing Corporation and Prudential Securities Incorporated.

     4.1  Pooling and  Servicing  Agreement,  dated as of June 1, 1997,  between
Prudential   Securities  Secured  Financing   Corporation,   Irwin  Home  Equity
Corporation, as servicer, and The Chase Manhattan Bank, as trustee.

     23.1 Consent of Coopers & Lybrand L.L.P. regarding financial statements of the Financial Security Assurance Inc. and their report.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         PRUDENTIAL SECURITIES SECURED FINANCING
                                         CORPORATION
                                         ---------------------------------------
                                         As Depositor and on behalf of Irwin
                                         Home Equity Corporation Trust 1997-1
                                         Registrant

                                                  By: /s/ Norman Chaleff
                                                     ---------------------------
                                                     Name:   Norman Chaleff
                                                     Title:  Vice President

Dated: July 8, 1997


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                                  EXHIBIT INDEX

Exhibit No.         Description
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     1.1            Underwriting Agreement, dated June 6, 1996, between
                    Prudential Securities Secured Financing Corporation and
                    Prudential Securities Incorporated.

     4.1 Pooling and Servicing Agreement, dated as of June 1, 1997, between Prudential Securities Secured Financing Corporation, Irwin Home Equity Corporation, as servicer, and The Chase Manhattan Bank, as trustee.

     23.1 Consent of Coopers & Lybrand L.L.P. regarding financial statements of the Financial Security Assurance Inc. and their report.